UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2007
CNL HOTELS & RESORTS, INC
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of Incorporation)	0-32254 (Commission File Number)	59-3396369 (I.R.S. Employer Identification No.)
420 South Orange Avenue, Suite 700, Orlando, Florida 32801
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (407) 650-1510
Not Applicable
(Former name or former address, if changed since last year)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On April 4, 2007, CNL Hotels & Resorts, Inc., a Maryland corporation (the “Company”), entered into Amendment No. 2 to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 18, 2007, as previously amended February 21, 2007, by and among MS Resort Holding LLC, a Delaware limited liability company (“Parent”), MS Resort Acquisition LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent (“Merger Sub”), MS Resort Purchaser LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent (“MS Purchaser Sub”), and Ashford Sapphire Acquisition LLC, a Delaware limited liability company (together with Parent, Merger Sub and MS Purchaser Sub, the “Buyer Parties” and such amendment of the Merger Agreement the “Merger Agreement Amendment”).
Pursuant to the Merger Agreement Amendment, the amount of the special dividend was established at $12.55 per share (the “Special Dividend”) to be declared by the Company immediately following, and subject to, the sale of certain assets held by the Company pursuant to the transactions contemplated by the Merger Agreement (the “Asset Sales”). This amount may exceed the Company’s accumulated earnings and profits as of the date of the merger contemplated by the Merger Agreement (the “Merger”), including the gain on account of the Asset Sales (the “Closing Accumulated E&P”). In the event that the Special Dividend does exceed the Closing Accumulated E&P and the Company has ordinary income following the closing of the Asset Sales in calendar year 2007, the portion of the Special Dividend attributable to such income could be treated as a distribution of such ordinary income and subject to federal income tax rates as high as 35% in the hands of certain stockholders of the Company. Based on a representation from Parent to the Company in the Merger Agreement Amendment, the amount of ordinary income, within the meaning of the Internal Revenue Code of 1986, as amended, recognized by the Company from the closing date of the Merger and ending on December 31, 2007 is not currently expected to be more than $100 million, or approximately $0.64 per share of our common stock; however there can be no assurances as to the actual amount of ordinary income following the closing of the Merger. Certain United States federal income tax consequences of the Merger and Asset Sales are discussed more fully in the Company’s definitive proxy statement related to the Merger and Asset Sales filed with the Securities and Exchange Commission (the “SEC”) on February 22, 2007.
The foregoing description of the Merger Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement Amendment, which is attached as Exhibit 2.1 to this Current Report on Form 8-K.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
As of March 31, 2007, the Board of Directors of the Company approved an amendment to Section 2 of the Amended and Restated Bylaws of the Company (the “Bylaws Amendment”). Effective as of March 31, 2007, such Bylaws Amendment changes Article II, Section 2 of the Amended and Restated Bylaws of the Company to provide that the annual meeting of the stockholders for the election of directors will be held during the month of June in each year rather than in the month of August as previously provided. As disclosed in the definitive proxy statement, the Company intends to hold an annual meeting of stockholders in 2007 only if the transactions contemplated by the Merger Agreement are not completed.
A copy of the Amendment to Amended and Restated Bylaws of the Company is attached as Exhibit 3.1 to this Current Report on Form 8-K.
Forward-Looking Statements
This Current Report on Form 8-K may contain certain statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements, including, but not limited to, (1) the failure to satisfy conditions to completion of the CHR Sale Transaction (as defined below), including receipt of Company stockholder approval; (2) the failure of the Buyer Parties to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the CHR Sale Transaction; (3) the occurrence of any effect, event, development or change that could give rise to the termination of the Merger Agreement, as amended; (4) the failure of the CHR Sale Transaction, or any of its components, to close for any other reason; (5) the risks that the CHR Sale Transaction disrupts current plans and operations, including potential difficulties in employee retention;

(6) the amount of the costs, fees, expenses and charges related to the CHR Sale Transaction; (7) in the event of default by the Buyer Parties, the $300 million guaranty that their affiliates have provided to secure their obligations may not be collectible or adequate to cover our damages or the guarantors may default on their obligations under the guaranty; (8) changes in local and national real estate market conditions and general economic conditions, including extended U.S. military combat operations abroad and the potential for terrorist attacks and the occurrence or perceived likelihood of the occurrence of certain contagious diseases or the pace of recovery of areas affected by hurricanes or other natural disasters or pandemics such as “SARS” or “Bird Flu”, that could affect occupancy rates at our hotel and resort properties and the demand for hotel products and services; (9) the outcome of any legal proceedings that may be instituted against us and others following announcement of the CHR Sale Transaction; (10) availability of credit enhancements and the ultimate cost of renovations and improvements; (11) the Company’s ability to continue to qualify as a real estate investment trust and to make payments which are necessary, including distributions, to maintain such status; (12) changes in interest rates and financial and capital markets; (13) changes in insurance costs, premiums, available insured limits and amount of related deductibles (including the Company’s ability to secure additional property insurance); (14) legislative or regulatory changes, including changes to laws governing the taxation of real estate investment trusts; (15) the actual amount of ordinary income, within the meaning of the Internal Revenue Code of 1986, as amended, recognized by the Company following the closing of the Merger may be higher than represented by Parent to the Company due, among other things, to the operating performance of the Company and/or the possible transfer of properties into or out of the Company; and (16) other risks that are set forth in the “Risk Factors,” “Legal Proceedings” and “Management Discussion and Analysis of Results of Operations and Financial Condition” sections of the Company’s filings with the SEC.
Cautionary Statements
In connection with the proposed transactions contemplated by the Merger Agreement (the “CHR Sale Transaction”), the Company filed with the SEC on February 22, 2007 a definitive proxy statement. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT FILED WITH THE SEC IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE CHR SALE TRANSACTION. The proxy statement, as it may be amended from time to time, and all other documents filed by the Company with the SEC are available free of charge at the SEC’s website, www.sec.gov, or from CNL Hotels & Resorts, Inc., Investor Relations at CNL Center II at City Commons, 420 South Orange Avenue, Orlando, Florida 32801, (407) 650-1000. The definitive proxy statement has been mailed to the Company’s stockholders.
The Company and its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the CHR Sale Transaction. Information about the Company, its directors and its executive officers, and their ownership of the Company’s securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of the Company, which was filed with the SEC on August 17, 2006 and the proxy statement filed in connection with the CHR Sale Transaction, as it may be amended from time to time.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1	Amendment No. 2 to the Agreement and Plan of Merger, dated as of April 4, 2007, by and among CNL Hotels & Resorts, Inc., MS Resort Holding LLC, MS Resort Acquisition LLC, MS Resort Purchaser LLC and Ashford Sapphire Acquisition LLC

3.1	Amendment to Amended and Restated Bylaws of CNL Hotels & Resorts, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNL HOTELS & RESORTS, INC.
Date: April 4, 2007	By:	/s/ Greerson G. McMullen
Greerson G. McMullen
Executive Vice President, Chief General Counsel

Exhibit Index

Exhibit No.	Description of Exhibit
2.1	Amendment No. 2 to the Agreement and Plan of Merger, dated as of April 4, 2007, by and among CNL Hotels & Resorts, Inc., MS Resort Holding LLC, MS Resort Acquisition LLC, MS Resort Purchaser LLC and Ashford Sapphire Acquisition LLC

3.1	Amendment to Amended and Restated Bylaws of CNL Hotels & Resorts, Inc.

5